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                                                    AMERICAN ODYSSEY FUNDS, INC.

SUPPLEMENT TO
PROSPECTUS DATED MAY 1, 1997

SUPPLEMENT DATE: FEBRUARY 9, 1998

                                    OVERVIEW

     On February 5, 1998, the Board of Directors of American Odyssey Funds, Inc. (the "Company") approved changes for the Emerging Opportunities Fund and the Short-Term Bond Fund. Those changes require shareholder approval, and that approval will be sought through a proxy solicitation and a meeting scheduled for April 24, 1998. If those changes are approved by shareholders, they will become effective May 1, 1998. This supplement describes those changes. Current and prospective investors should consider these proposed changes.


     In addition, as noted on pages 24-25 of the Prospectus, shareholders have already approved a proposal that would permit the Board of Directors to change subadvisers or amend existing subadviser agreements without shareholder approval. That arrangement required issuance of an order by the Securities and Exchange Commission (the "SEC"). It is expected that the SEC order will be issued prior to May 1, 1998, and thus it is expected that the arrangement (including the new Management Agreement and new subadvisory agreements referred to on page 25 of the Prospectus) will become effective on May 1, 1998.


                     CONVERSION OF THE SHORT-TERM BOND FUND
                      INTO THE GLOBAL HIGH-YIELD BOND FUND

     On February 5, 1998, the Board of Directors approved a proposal to convert the Short-Term Bond Fund into a Global High-Yield Bond Fund. That conversion would involve changes to the Fund's name, investment objectives, investment policies and investment restrictions. The conversion would mean a new subadviser and revised fees.

     The conversion requires shareholder approval, and that approval will be sought through a proxy solicitation and a meeting scheduled for April 24, 1998. If the conversion is approved by shareholders, it will become effective May 1, 1998. This supplement describes the changes that would result from the conversion.


     Investment Objective and Program. If this Proposal is adopted, the investment objective and program for the Short-Term Bond Fund listed on pages 15-16 of the Prospectus will be replaced by the following:


AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND

     Investment Objective. The investment objective of the Global High-Yield Bond Fund is maximum long-term total return (capital appreciation and income) by investing primarily in high-yield debt securities (which sometimes are referred to as junk bonds and which typically are rated below investment grade) from the United States and abroad.

     Investment Program. To achieve its objective, the Fund generally invests at least 85% of its assets in a diversified portfolio of (1) domestic high-yield debt securities; (2) foreign high-yield debt securities, particularly from emerging markets; (3) investment grade debt securities; (4) equity securities with high income potential or that are related to debt securities; (5) mortgage-related securities; (6) asset-backed
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securities; (7) U.S. government securities; and (8) money market instruments.
Most securities in which the Fund invests are characterized by high income potential, but in selecting securities the Fund's subadviser also considers potential for growth of capital.

          Domestic high-yield debt. The portfolio ordinarily includes a substantial number of bonds and other debt securities that, as a class, sell at discounts from par value. These securities, sometimes referred to as junk bonds, are generally rated below investment grade by nationally recognized statistical rating organizations ("NRSROs") -- for example, ratings of Ba or lower by Moody's Investors Service, Inc. ("Moody's") or of BB or lower by Standard & Poor's Corporation ("S&P") -- and are typically considered high risk securities. The Fund may also purchase unrated debt securities of comparable quality. The Fund may invest in a debt security of any rating; i.e., there is no minimum rating.

          Foreign high-yield debt. The portfolio ordinarily also includes a substantial number of bonds or other debt instruments issued by foreign companies or governmental agencies that, like domestic high-yield debt securities, sell at discounts from par value. Some or all of these securities may issue from emerging markets, i.e., countries with limited or developing capital markets. The portfolio's foreign securities may be denominated in foreign or U.S. currencies. Like their domestic counterparts, these securities are generally rated below investment grade by NRSROs or are unrated, are typically considered high risk securities, and may be referred to as junk bonds.

          Investment-grade debt. The Fund may also invest in investment grade debt, i.e., corporate and other debt securities rated at least Baa by Moody's or at least BBB by S&P at the time of purchase, or other debt securities judged to be of comparable quality by another NRSRO or by the subadviser. The Fund may invest in investment-grade debt securities issued in the United States or issued in foreign countries. Foreign debt securities may be denominated in either U.S. or foreign currencies.


          Equity securities. The Fund may invest in equity securities, including both preferred and common stock, that the subadviser believes has potential to generate high dividend income. The Fund may also invest in convertible securities, warrants, and units that combine debt and equity securities or that share characteristics of each. The Fund may retain equity securities acquired if the Fund exercises conversion options in securities it holds. Equity securities held by the Fund may be issued by domestic or foreign corporations. In addition to the risks ordinarily associated with equity securities, the equity securities in which the Fund may invest may be subject to some or all of the risks associated with investment grade and/or high-yield debt securities.


          Mortgage-related securities, asset-backed securities, U.S. government securities, and money market instruments (including repurchase agreements and reverse repurchase agreements). The Fund may also invest in these securities, which are described in the Prospectus in connection with the Long-Term Bond Fund.

     Risks of Investing in Emerging Market and Other Foreign
Securities. General information about the risks of investing in foreign securities is set forth in the Prospectus in connection with the International Equity Fund. The risks of international investing may be intensified in the case of investments in emerging markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes

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in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Foreign issuers, particularly those in emerging markets, are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

     The following countries currently are not considered to have emerging market economies: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom, and the United States. This list may change from time to time.

     Foreign Currency Transactions. To facilitate the purchase and sale of foreign securities and to manage foreign exchange risk, the Fund may enter into forward contracts to purchase or sell foreign currencies. In addition, the Fund may enter into such forward contracts for investment purposes. More information is set forth in the Prospectus in connection with the International Equity Fund and in the Statement of Additional Information.

     General Risk Considerations. The general risk inherent in investing in the Fund is that the net asset value will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the underlying portfolio securities of the Fund. There can be no assurance that the Fund will achieve its investment objective. Income and yields on high-yield securities, as on all securities, will fluctuate over time.

     In addition, special considerations pertain to high-yield securities. The Fund invests aggressively and seeks to maximize return over time from a combination of many factors, including high current income and capital appreciation. Such aggressive investing involves greater risk and additional considerations than are present when investing in higher quality debt securities. These risks and considerations relate, among other things, to: (1) the speculative nature of high-yield securities, (2) their sensitivity to interest rate and economic changes, (3) payment expectations, and (4) liquidity and valuation issues. While these risks, which are described below, provide the opportunity for maximizing return over time, they may result in greater fluctuation of the net asset value of the Fund's shares.

          Speculative nature of high-yield securities. Bonds rated below investment grade generally involve greater volatility of price and risk of principal and income than bonds in the higher rating categories and are, on balance, considered predominantly speculative. While such bonds will usually have some quality and protective characteristics, these characteristics are outweighed by uncertainties of major risk exposures to adverse conditions. The Fund's subadviser will attempt to control risk through diversification, credit analysis, review of sector and industry trends, interest rate forecasts, and economic analysis, as well as fundamental analysis of individual securities. The Fund's subadviser performs its own credit analyses of the Fund's investments, obtains research from third-party sources, and does not rely solely on ratings assigned by rating services; as a result, achievement of the Fund's investment objective may be more dependent on the subadviser's credit analyses than is the case for Funds that invest in higher quality bonds. The subadviser will monitor the issuers of the Fund's securities to determine if they will have sufficient cash flow and profits to meet required principal and interest payments. Credit ratings are meant to evaluate the safety of bond principal and interest payments, and do not necessarily serve as a proxy for the market value risk of a high-yield security. The Fund may retain a security whose NRSRO credit rating has changed.

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

          Sensitivity to Interest Rate and Economic Changes. As a general matter, the yields of high-yield securities will fluctuate over time. The prices of high-yield bonds tend to be less sensitive to interest rate changes than higher-rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that can adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Such events could severely disrupt the market for high-yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest, leading to a greater incidence of default. If the issuer of a bond defaulted, the Fund may incur additional expenses to seek recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield securities and therefore in the Fund's asset value.

          Payment Expectations. High-yield bonds present certain risks based on payment expectations. For example, high-yield bonds may contain redemption or call provisions. If an issuer exercises such a provision in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

          Liquidity and Valuation. Some high-yield securities may lack an established retail secondary market and therefore may be thinly traded. This may make it more difficult to value such securities accurately or to sell them. To the extent reliable data is unavailable from an outside source, the subadviser's judgment will play a greater role in valuation. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield bonds, especially in a thinly-traded market. In addition, illiquid or restricted high-yield securities may involve special registration responsibilities, liabilities, and costs.


     Additional Investment Information. If this Proposal is adopted, the "Additional Investment Information" section on pages 16-18 of the Prospectus will be revised to state the following: (1) that the Global High-Yield Bond Fund may purchase and write options on stocks or stock indices; (2) that the Global High-Yield Bond Fund may purchase and sell stock index futures contracts and options thereon; (3) that the Global High-Yield Bond Fund may invest in preferred stocks, convertible securities, and warrants; and (4) that the Global High-Yield Bond Fund may utilize short sales against the box.



     Fees. If this proposal is adopted, the fees on page 20 of the Prospectus for the Short-Term Bond Fund would be revised to state the proposed fees for the Global High-Yield Bond Fund. The proposed fees total 0.675% of average daily net assets -- a fee of 0.425% paid by the Fund to the subadviser, plus a fee of 0.250% paid by the Fund to the Manager.


     Subadviser. If this Proposal is adopted, BEA Associates would become the sole subadviser for the Global High-Yield Bond Fund. Thus, the description on page 24 of the current subadviser for the Short-Term Bond Fund, Smith Graham & Co. Asset Managers, would be replaced by the following:


          BEA Associates ("BEA") serves as subadviser for the Global High-Yield Bond Fund. Its offices are at One Citicorp Center, 153 East 53rd Street, New York, New York 10022. It is an indirect wholly-owned subsidiary of Credit Suisse Group, a Swiss corporation. BEA serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 1997, BEA managed more than $34 billion of assets, and Credit Suisse Asset Management, a group of affiliated companies of which BEA is a member, together managed more than $128 billion of assets in the United States and abroad. The Fund currently pays BEA, on a monthly basis, an annual subadvisory fee based on the average daily net assets of the Fund at the rate of 0.425%. BEA first began serving as subadviser for the Global High-Yield Bond Fund effective May 1, 1998, and thus did not receive any subadvisory fees in 1997. The following individuals are responsible for the day-to-day management of the Global High-Yield Bond
     Fund:

          Richard Lindquist serves as Executive Director and is a Portfolio Manager at BEA and heads its high yield portfolio team. Mr. Lindquist joined BEA in 1995 as a result of BEA's acquisition of CS First Boston Investment Management. Prior to joining CS First Boston, Mr. Lindquist worked for Prudential Insurance Company of America, where he managed high yield portfolios totaling approximately $1.3 billion, and T. Rowe Price Associates, where he managed a high-yield bond mutual fund.

          Gregg Diliberto serves as Managing Director and is a Portfolio Manager at BEA, where he is responsible for the interest rate sensitivity of all BEA bond assignments and the management of structured fixed income portfolios (domestic and international) and insurance accounts. His work includes managing interest rate futures, options, municipals, and convertibles, as well as more conventional securities. Mr. Diliberto built BEA's proprietary computer models for trading, option valuation, and asset liability modeling. Prior to joining BEA in 1984, Mr. Diliberto spent seven years at Buck Consultants, where he analyzed pension fund finances.

          Diane Damskey serves as Senior Vice President and is a Portfolio Manager at BEA. Ms. Damskey joined BEA in 1997 as a portfolio manager dedicated to emerging markets fixed income. She has spent 16 years in investment or financial capacities focused on emerging markets, and her experience spans the entire universe of developing nations. Previously, she managed fixed income portfolios at Global Emerging Markets Advisors; developed and marketed emerging market debt strategies for The First National Bank of Chicago; advised and represented the Republic of Venezuela regarding the restructuring of its commercial bank debt into Brady bonds while at Shearson Lehman Hutton; and served as a credit officer and risk analyst at Manufacturers Hanover Trust Company.

                    NEW SUBADVISER AND REVISED FEE STRUCTURE
                      FOR THE EMERGING OPPORTUNITIES FUND

     On February 5, 1998, the Board of Directors approved a Proposal to replace one of the subadvisers for the Emerging Opportunities Fund and to increase the maximum subadvisory fee that can be implemented without shareholder approval.

     This Proposal requires shareholder approval, and that approval will be sought through a proxy solicitation and a meeting scheduled for April 24, 1998. If the Proposal is approved by shareholders, it will become effective May 1, 1998. This supplement describes those changes that would result from the Proposal.


     Fees. If this Proposal is adopted, the fees on page 20 of the Prospectus for the Emerging Opportunities Fund would be revised to show the following fees.



                          ASSETS                         TOTAL FEE    MANAGER FEE    SUBADVISORY FEE
    --------------------------------------------------   ---------    -----------    ---------------
    First $50 million in assets allocated to
      Chartwell.......................................      0.95%        0.25%            0.70%
    Next $50 million in assets allocated to
      Chartwell.......................................      0.75%        0.25%            0.50%
    Asset over $100 million allocated to Chartwell....      0.70%        0.25%            0.45%
    First $50 million in assets allocated to Cowen....      0.75%        0.25%            0.50%
    Next $50 million in assets allocated to Cowen.....      0.70%        0.25%            0.45%
    Assets over $100 million allocated to Cowen.......      0.65%        0.25%            0.40%


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


     Subadviser. If this Proposal is adopted, Chartwell Investment Partners will replace Wilke/Thompson Capital Management, Inc. ("Wilke/Thompson") as a subadviser of the Emerging Opportunities Fund. Thus, the description on pages 21-22 of the Prospectus of Wilke/Thompson would be replaced by the following:


          Chartwell Investment Partners ("Chartwell") serves as one of the two subadvisers for the Emerging Opportunities Fund. Its offices are at 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312. Chartwell serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 1997, Chartwell managed approximately $1.25 billion of assets. The Fund currently pays Chartwell, on a monthly basis, an annual subadvisory fee based on the average daily net assets of the Fund at the rate of 0.70% for the first $50 million in assets, 0.50% for the next $50 million in assets, and 0.45% for assets over $100 million. Chartwell first began serving as subadviser for the Emerging Opportunities Fund effective May 1, 1998, and thus did not receive any subadvisory fees in 1997. The following individuals are responsible for the day-to-day management of the portion of the Emerging Opportunities Fund managed by Chartwell:

          Edward N. Antoian co-founded Chartwell in 1997 and is currently a partner there. From 1984 to 1997, Mr. Antoian was a Senior Portfolio Manager at Delaware Investment Advisers, managing institutional assets in small- and mid-cap growth styles as well as the Trend and DelCap Funds. Prior to joining Delaware, Mr. Antoian was employed by E.F. Hutton in the institutional equity division. Mr. Antoian has eighteen years' experience in equity investing.


          David C. Dalrymple co-founded Chartwell in 1997 and is currently a partner there. From 1991 to 1997, Mr. Dalrymple was a Portfolio Manager for Delaware Investment Advisers, managing a small-cap value mutual fund, the Value Fund, and assisting in managing mutual funds and institutional assets in small and mid-cap styles. Prior to joining Delaware, he was an assistant portfolio manager at Lord Abbet & Co. Mr. Dalrymple has eleven years' experience in equity investing.


          Michelle C. Egan has worked as a Securities Analyst for Chartwell since 1997. Prior to joining Chartwell, Ms. Egan was an associate with the Boston Consulting Group and an analyst-intern with Delaware Investment Advisers. Ms. Egan has four years' experience in the investment and financial fields.


     Maximum Fee. If this proposal is adopted, the new Management Agreement described on page 25, of the Prospectus which is scheduled to become effective May 1, 1998, would set 0.80% as the maximum subadviser fee for the Emerging Opportunities Fund. Any subadviser fee above that maximum would require additional shareholder approval.


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
                                                    AMERICAN ODYSSEY FUNDS, INC.

SUPPLEMENT TO
STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 1997

SUPPLEMENT DATE: February 9, 1998

         On February 5, 1998, the Board of Directors of American Odyssey Funds, Inc. (the "Company") approved a proposal to convert the Short-Term Bond Fund into a Global High-Yield Bond Fund. That conversion would involve changes to the Fund's name, investment objectives, investment policies, and investment restrictions. The conversion would mean a new subadviser and revised fees. The conversion requires shareholder approval, and that approval will be sought through a proxy solicitation and a meeting scheduled for April 24, 1998. If the conversion is approved by shareholders, it will become effective May 1, 1998. This supplement describes changes that will apply to the fundamental investment restrictions if the conversion is approved by shareholders.

         For further information about the proposed conversion, see the Supplement to the Prospectus dated February 9, 1998. This Supplement and the Statement of Additional Information should be read in conjunction with the Company's Prospectus dated May 1, 1997 and the Supplement to that Prospectus dated February 9, 1998.

         If the conversion is approved, investment restriction no. 5 on page 20 will be revised as follows:

         5. [No Fund shall:] Make a short sale of securities or maintain a short position, except that the International Equity Fund, the Emerging Opportunities Fund, the Core Equity Fund, and the Global High-Yield Bond Fund may make short sales against-the-box. Collateral arrangements entered into by the Funds with respect to futures contracts and related options and the writing of options are not deemed to be short sales.

         If the conversion is approved, investment restriction no. 9 on page 20 will be revised as follows:

         9. [No Fund shall:] Lend money, except that loans of up to 10% of the value of each Fund except for the Global High-Yield Bond Fund, and loans of up to 100% of the value of the Global High-Yield Bond Fund, may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a Fund in accordance with its investment objectives and policies.

         If the conversion is approved, investment restriction no. 13 on page 22 will be revised as follows:

         13. [No Fund shall:] Invest in illiquid securities (including repurchase agreements maturing in more than 7 days) or in the securities of issuers (other than U.S. government agencies or instrumentalities) having a record, together with predecessors, of less than 3 years' continuous operation if, regarding all such securities, more than 10% of the Fund's total assets would be invested in them, except that up to 15% of the Global High-Yield Bond Fund's assets may be invested in them. For purposes of this restriction, illiquid securities are those that are subject to legal or contractual restrictions on resale or for which no readily available market exists. Restricted securities that have not been registered but may be sold and resold to institutional investors are not considered illiquid for purposes of this restriction, provided that there is dealer or institutional trading market in such securities.

         If the conversion is approved, the following will be added on page 22 as a non-fundamental investment policy, which means that the Board of Directors may change it without shareholder approval:

         The Global High-Yield Bond Fund may not invest more than 15% of its net assets in illiquid securities, i.e., securities subject to legal or contractual restrictions on resale or for which no readily available market exists. Restricted securities that have not been registered but may be sold and resold to institutional investors are not considered illiquid for purposes of this restriction, provided that there is dealer or institutional trading market in such securities.